                                                                   EXHIBIT 24(A)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints William F. Ohrt his true and lawful attorney-in-fact and agent, with full power of substitution and reimbursement, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities as of February 21, 2002.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 /s/ DONALD N. BOYCE
     -------------------------------------------       Chairman of the Board of Directors
                   Donald N. Boyce

                 /s/ ROBERT F. AMTER
     -------------------------------------------       Director
                   Robert F. Amter

              /s/ HOWARD L. CLARK, JR.
     -------------------------------------------       Director
                Howard L. Clark, Jr.

                  /s/ PERRY GOLKIN
     -------------------------------------------       Director
                    Perry Golkin

                /s/ JAMES L. JOHNSON
     -------------------------------------------       Director
                  James L. Johnson

                /s/ SCOTT C. NUTTALL
     -------------------------------------------       Director
                  Scott C. Nuttall

                /s/ WAYNE W. ROBINSON
     -------------------------------------------       Director
                  Wayne W. Robinson

                /s/ NEIL A. SPRINGER
     -------------------------------------------       Director
                  Neil A. Springer

                /s/ MICHAEL T. TOKARZ
     -------------------------------------------       Director
                  Michael T. Tokarz